Exhibit 10.5

AMENDMENT TO EMPLOYMENT AGREEMENT
BETWEEN VOIP INC. AND ANTHONY CATALDO

The within is an Amendment to the Employment Agreement executed on September 14, 2006 between VOIP INC., a Texas corporation (the “Company”) and ANTHONY CATALDO (the “Executive”).

WHEREAS, the Company and the Executive entered into an employment agreement executed on September 14, 2006 (“Prior Agreement”); and

WHEREAS, the Company and the Executive desire to amend the Prior Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, IT IS MUTUALLY AGREED AS FOLLOWS:

1.  Amendments Valid and Subsisting. The Company and Executive agree that the Prior Agreement is valid, subsisting and binding.

2.  Stock Compensation. The Company and Executive agree that Section 3(d) of the Prior Agreement is revised as follows:

The Company, upon execution of the within Amendment, agrees to issue to Executive 10,000,000 shares of Common Stock of the Company, par value $0.001 (the “Common Stock”) of the Company. The Company further agrees to use its best efforts to register these shares in the next registration statement filed by Company.

It is further agreed that Executive will be entitled to receive additional Common Stock grants from time to time during the term of the within Agreement to assure that Executive has the right to maintain beneficial ownership of the Company's Common Stock in the equivalent of a minimum of 5% (five percent) of the fully diluted (issued, options, warrants, and all preferred conversions) shares of Common Stock. The Company will issue any additional common shares to Executive pursuant to this provision within ten (10) days of the end of a fiscal quarter.

The Company grants Executive cost free piggyback registration rights for the shares underlying this Agreement and will use its best efforts to register the underlying shares in a Form S-8 Registration statement, or thereafter in the next registration statement filed by the Company.

3.  Board Approval. The Company warrants and represents to Executive that the Board of Directors of the Company has ratified, adopted and approved the within Agreement, and that the Company will take the necessary action to file the appropriate Disclosure Report with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have set their hands and seals this 4th day of May, 2007.

VOIP, INC.

By:	/s/ Shawn Lewis
Shawn Lewis, COO

By:	/s/ Anthony Cataldo
Anthony Cataldo, CEO